SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported)
                                 October 4, 1996




                              Guthrie Savings, Inc.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Delaware                       0-24468               73-1452383
       --------                       -------               ----------
(State or other Jurisdiction       (SEC File No.)          (IRS Employer
    of incorporation)                                 Identification Number)




120 North Division, Guthrie, Oklahoma                          73044
-------------------------------------                          -----
(Address of principal executive offices)                     (Zip Code)




Registrant's telephone number, including area code: (405) 282-2201
                                                    --------------



                            Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)


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                             GUTHRIE SAVINGS, INC.

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------



Exhibit 99 -- Press Release dated October 4, 1996.
----------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          GUTHRIE SAVINGS, INC.


Date: October 4, 1996                     By:   /s/William L. Cunningham
      ---------------                           ------------------------
                                                William L. Cunningham
                                                President